SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                          SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant (X)

Filed by a party other than the Registrant ( )

(X) Preliminary Proxy Statement

( ) Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

( ) Definitive Proxy Statement

( ) Definitive Additional Materials

( ) Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                              Fotoball USA, Inc.
    ----------------------------------------------------------------------
    (Name of Registrant as Specified in its Charter)


    ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( ) Fee computed on table below per Exchange Act Rule 14a-(i)(1) and 0-11.

    1.  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------


    2.  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------

    4.  Proposed maximum aggregate value of transaction:
                                                          ----------------
    5.  Total fee paid:
                        --------------------------------------------------

( ) Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the fate of its filing:

    1.  Amount Previously Paid:
                                ------------------------------------------
    2.  Form, Schedule or Registration Statement No.:
                                                      --------------------
    3.  Filing Party:
                      ----------------------------------------------------
    4.  Date Filed:
                    ------------------------------------------------------


                              FOTOBALL USA, INC.
                              3738 Ruffin Road
                         San Diego, California 92123
                              __________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 May 18, 1999

                              __________________


TO THE HOLDERS OF COMMON STOCK OF FOTOBALL USA, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Fotoball USA, Inc. (the "Corporation") will be held at 2 o'clock P.M., local time, on May 18, 1999, at the Corporation's offices located at 3738 Ruffin Road, San Diego, California, for the following purposes:

     1. To elect one (1) director of the Corporation to hold office until the 2002 Annual Meeting of Stockholders and until the election and qualification of his successor.

     2. To increase the number of the Corporation's shares of common stock reserved for issuance under the Corporation's 1998 Stock Option Plan (the "Plan") from 500,000 to 700,000.

     3. To vote upon the ratification of the appointment of Hollander, Lumer & Co. LLP as the Corporation's independent auditor for fiscal year 1999.

     4. To transact such other business as may properly come before the meeting or any and all adjournments thereof.

     Only holders of record of the Corporation's common stock at the close of business on March 29, 1999 are entitled to receive notice of, and to vote at, the meeting and any adjournment(s) thereof. Such stockholders may vote in person or by proxy. The stock transfer books of the Corporation will not be closed.

     Stockholders who find it convenient are cordially invited to attend the meeting in person. If you are not able to do so and wish that your shares be voted, you are requested to fill in, sign, date and return the accompanying proxy in the enclosed envelope. No postage is required if mailed in the United States.

                                   By Order of the Board of Directors,


                                   KAREN M. BETRO
                                   Secretary
Dated:  April 15, 1999

                              FOTOBALL USA, INC.
                              3738 Ruffin Road
                         San Diego, California 92123
                              __________________

                               PROXY STATEMENT
                              __________________

                         Annual Meeting of Stockholders

                                 May 18, 1999
                              __________________


     This statement is furnished in connection with the solicitation by the Board of Directors of Fotoball USA, Inc. (the "Corporation") of proxies to be used at the Annual Meeting of Stockholders of the Corporation to be held at 2:00 P.M., local time, on May 18, 1999, at the Corporation's offices located at 3738 Ruffin Road, San Diego, California, and at any adjournment(s) thereof. If proxy cards in the accompanying form are properly executed and returned, the shares of the Corporation's common stock, par value $.01 per share (the "Common Stock"), represented thereby will be voted as instructed on the proxy, but if no instructions are given, such shares will be voted (1) for the election as director of the nominee of the Board of Directors named below, (2) in favor of the increase in the number of shares reserved for issuance under the Plan from 500,000 to 700,000, (3) in favor of the ratification of the appointment of Hollander, Lumer & Co. LLP as the Corporation's independent auditors for fiscal year 1999, and (4) in the discretion of the proxies named in the proxy card on any other proposals to properly come before the meeting or any adjournment thereof.

     Any proxy may be revoked prior to its exercise, but the attendance at the meeting by any stockholder who has previously given a proxy will not have the effect of revoking the proxy unless such stockholder delivers written notice of revocation to the secretary of the meeting prior to the exercise of the proxy. The approximate date of mailing of this Proxy Statement and the accompanying proxy card is April 15, 1999.

                                    VOTING

     Holders of record of the Common Stock on March 29, 1999 (the "Record Date") will be entitled to vote at the Annual Meeting or any adjournment thereof. As of that date, there were 2,699,242 shares of Common Stock outstanding and entitled to vote and a majority, or 1,349,622 of these shares, will constitute a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the meeting, including the election of the director named herein.

     The favorable vote of a plurality of the votes cast at the meeting is necessary to elect the director nominated for election at the meeting. The favorable vote of a majority of the shares represented in person or by proxy and entitled to vote at the meeting is necessary to

(i) approve an increase in the number of shares reserved for issuance under the Plan from 500,000 to 700,000 and (ii) ratify the appointment of Hollander, Lumer & Co. LLP as the Corporation's independent auditors for fiscal year 1999. Abstentions will have the same effect as votes against the proposals. Broker non-votes (i.e., instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy) will be disregarded for the proposals set forth above and will have no effect on the outcome of the votes for such proposals. The Board of Directors recommends a vote FOR each of the proposals set forth above.

                            ELECTION OF DIRECTORS

     The Corporation's Certificate of Incorporation and By-laws provide for a Board of Directors divided into three classes of directors serving staggered three-year terms. The Board of Directors approved a reduction in the size of the Board from five members to four. At the forthcoming meeting to be held on May 18, 1999, one director from the second class will be elected for a term expiring at the 2002 Annual Meeting of Stockholders. The Board of Directors has recommended Joel K. Rubenstein as the nominee for election as a director from such class. The continuing directors from the first class, Salvatore T. DiMascio and Nicholas A. Giordano, are serving terms that expire on the date of the 2001 Annual Meeting of Stockholders and the continuing director from the third class, Michael Favish, is serving a term that expires on the date of the 2000 Annual Meeting of Stockholders.

     Unless otherwise specified in the accompanying proxy, the shares voted pursuant thereto will be cast for Joel K. Rubenstein as the director from the second class, to hold office until the 2002 Annual Meeting of Stockholders and until his successor shall be duly elected and shall have qualified. If, for any reason, at the time of election, Mr. Rubenstein should be unwilling to accept nomination or election, it is intended that such proxy will be voted for the election, in his place, of a substitute nominee recommended by the Board of Directors. However, the Board of Directors has no reason to believe that Mr. Rubenstein will be unable or unwilling to serve as a director, if elected.

     Information with respect to the Corporation's directors is set forth below.
                                        Positions and Offices      Has Been
                                         Presently Held With      a Director
          Name                   Age      the Corporation            Since
          ----                   ---    ---------------------     ----------
Current Nominee:
      Joel K. Rubenstein         62          Director                1994

Directors From First Class:
      Salvatore T. DiMascio      59          Director                1997
      Nicholas A. Giordano       56          Director                1998

Director From Third Class:
      Michael Favish             50          President, Chief        1988
                                             Executive Officer
                                             and Director

     Joel K. Rubenstein has served as a director of the Corporation since August 1994. From April 1990 through April 1992 and from March 1994 to present, Mr. Rubenstein has been a partner of the Contrarian Group, Inc., an operating management company. In addition, from April 1993 to present, Mr. Rubenstein has been a principal of Oracle One Partners, Inc., a marketing management company. From April 1992 through March 1994, Mr. Rubenstein served as the Senior Project Manager, Business and Economic Development for Rebuild L.A., the recovery organization created after the Los Angeles riots. Prior to such time, from January 1985 through April 1990, Mr. Rubenstein served as the Vice President, Corporate Marketing for Major League Baseball, Office of the Commissioner.

     Salvatore T. DiMascio has served as a director of the Corporation since August 1997. Since 1986, Mr. DiMascio has been President of DiMascio Venture Management, Inc., a management and investment firm. Additionally, from 1994 to 1997, Mr. DiMascio was Executive Vice President of Anchor Gaming, Inc., a publicly-held gaming company. From 1978 to 1986, Mr. DiMascio was Senior Vice President and Chief Financial Officer of Conair Corporation, a publicly-held manufacturer of health and beauty products. Mr. DiMascio's previous business experience includes Audit Manager with Arthur Young & Co., a national CPA firm, and as Controller of Revlon Inc. Mr. DiMascio is currently serving on the Board of Directors of U.S. Communications Inc., H.E.R.C. Products Inc., and Colorado Casino Resort Inc., all of which are publicly-held corporations.

     Nicholas A. Giordano has served as a director of the Corporation since July 1998. In July 1998, Mr. Giordano was appointed interim President of LaSalle University for a one-year term. From late 1997 through 1998, Mr. Giordano was a consultant for financial service organizations. Additionally, from 1971 through August 1997, Mr. Giordano held various positions at The Philadelphia Stock Exchange, including from 1981 to 1997 as President and Chief Executive Officer.
He also served as Chairman of the Board of the exchange's two subsidiaries: Stock Clearing Corporation of Philadelphia and Philadelphia Depository Trust Company. Mr. Giordano's previous business experience includes serving as Chief Financial Officer at two brokerage firms (1968-1971) and as a Certified Public Accountant at Price Waterhouse (1965-1971).

   Michael Favish has served as President and a director of the Corporation since his founding of the Corporation in December 1988 and as President, Chief Executive Officer and a director of the Corporation since March 1994. Mr. Favish has over 26 years of product design, manufacturing and sourcing experience.

                      MEETINGS OF THE BOARD OF DIRECTORS

     During the fiscal year ended December 31, 1998, the Board of Directors held six meetings. During such period, each of the then-current directors of the Corporation attended 75% or more of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees of the Board of Directors on which such director served.



     The Board of Directors has standing audit and compensation committees.

     The members of the audit committee are Salvatore T. DiMascio and Nicholas A. Giordano. The audit committee's primary responsibilities are to recommend the appointment of the Corporation's independent auditors and to review the scope and results of the audits, the internal accounting controls of the Corporation, audit practices and the professional services furnished by the independent auditors. The audit committee held two meetings during the year ended December 31, 1998.

     The members of the compensation committee are Joel K. Rubenstein and Salvatore T. DiMascio. The compensation committee's primary responsibility is to review the compensation arrangements relating to senior officers of the Corporation and to administer the Plan. The compensation committee held three meetings during the year ended December 31, 1998.

     Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Corporation's directors and executive officers and persons who own beneficially more than ten percent of the Common Stock to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock. Officers, directors and persons owning more than ten percent of the Common Stock are required to furnish the Corporation with copies of all such reports. To the Corporation's knowledge, based solely on a review of copies of such reports furnished to the Corporation, the Corporation believes that during fiscal 1998, all Section 16(a) filing requirements applicable to its officers, directors and persons owning beneficially more than ten percent of the Common Stock were complied with.





















                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of April 12, 1999 with respect to the Common Stock of the Corporation beneficially owned by (a) all persons known to the Corporation to own beneficially more than 5% of any class of voting security of the Corporation, (b) all directors and nominees, (c) the Named Executives (as defined under the caption "Executive Compensation") and (d) all executive officers and directors of the Corporation as a group.

                                       Amount and
                                       Nature of           Percent of
                                       Beneficial          Common Stock
     Name and Address                  Ownership (1)       Ownership (1)
     -----------------                 -------------       -------------
     Michael Favish
      3738 Ruffin Road
      San Diego, CA 92123............     535,752 (2)          19.1%

     Salvatore T. DiMascio
      22951 Aegean Sea Drive
      Monarch Beach, CA 92629........      14,500 (3)            *

     Nicholas A. Giordano
      1755 Governor's Way
      Blue Bell, PA  19422...........       9,500 (4)            *

     Joel K. Rubenstein
      1071 Camelback Street, Suite 111
      Newport Beach, CA 92660........      14,000 (5)            *

     David G. Forster
      3738 Ruffin Road
      San Diego, CA 92123............      70,209 (6)           2.6%

     Carl E. Francis
      3738 Ruffin Road
      San Diego, CA 92123............      20,000 (7)            *

     Jon D. Schneider
      3738 Ruffin Road
      San Diego, CA  92123...........      17,363 (8)            *

     All executive officers and
      directors as a group
      (consisting of 9 persons).....      731,853              24.9%
     ____________
     *Less than 1%.

(1) This table identifies persons and entities having sole voting and/or investment power with respect to the shares set forth opposite their names as of April 12, 1999 according to information furnished to



     the Corporation by each of them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date of this Proxy Statement upon the conversion of convertible securities or the exercise of warrants or options. Percent of Common Stock ownership is based on 2,699,242 shares of Common Stock outstanding, and assumes that in each case the person or entity only, or the group only, exercised his or its rights to purchase all shares of Common Stock underlying stock options and warrants.

(2) Includes 110,000 shares of Common Stock issuable upon exercise of currently exercisable options at a per share exercise price of $1.69.

(3) Includes 2,500 and 5,000 shares of Common Stock issuable upon exercise of currently exercisable options at per share exercise prices of $1.38 and $2.38, respectively.

(4) Includes 5,000 shares of Common Stock issuable upon exercise of currently exercisable options at a per share exercise price of $2.38.

(5) Includes 7,500 and 5,000 shares of Common Stock issuable upon exercise of currently exercisable options at per share exercise prices of $1.69 and $2.38, respectively.

(6) Includes 35,333 shares of Common Stock issuable upon exercise of currently exercisable options at a per share exercise price of $1.69.

(7) Includes 20,000 shares of Common Stock issuable upon exercise of currently exercisable options at a per share exercise price of $1.69.

(8) Includes 16,667 shares of Common Stock issuable upon exercise of currently exercisable options at a per share exercise price of $1.69.


                            EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

     The following table shows, for the fiscal years ended December 31, 1996, 1997 and 1998, the compensation paid by the Corporation, as well as certain other compensation paid or accrued for those years, to Michael Favish, the Corporation's President and Chief Executive Officer, David G. Forster, the Corporation's Executive Vice President and Chief Financial Officer, Carl E. Francis, the Corporation's Senior Vice President of Sales and Marketing and Jon D. Schneider, the Corporation's Vice President, Marketing, Team Business (the "Named Executives"). No










other person who served as an executive officer of the Corporation received salary and bonus in excess of $100,000 during the fiscal year ended December 31, 1998.

                                       Summary Compensation Table
                                       --------------------------

                                         Annual                       Long-Term
                                      Compensation                  Compensation
                                 ---------------------------------  ------------
    Name and                                           Other Annual
Principal Position         Year  Salary($)  Bonus($) Compensation($)  Options(#)
------------------         ----  ---------  -------- ---------------  ----------
Michael Favish             1998   165,000    20,000           0          10,000
President and Chief        1997   165,000         0      22,070 (1)           0
Executive Officer          1996   153,247    74,250           0          10,000

David G. Forster           1998    82,000    30,000      13,864 (2)      32,000
Executive Vice President,  1997    80,000    15,000           0               0
Chief Financial Officer    1996    76,010    55,750           0          10,500

Carl E. Francis            1998    80,000    40,000           0          20,000
Senior Vice President,     1997    75,000    17,000           0               0
Sales and Marketing        1996    70,000    23,688           0           5,000

Jon D. Schneider           1998    72,000    43,250           0          17,500
Vice President, Marketing, 1997    52,000    14,000           0               0
Team Business              1996    47,500    17,250           0           5,000

(1) Includes $9,000 for reimbursement of automobile expenses and $7,700 for disability insurance coverage.
(2) Includes $9,000 for reimbursement of automobile expenses and $4,864 for health insurance coverage.

Certain Relationships and Related Transactions

     Michael Favish, President and Chief Executive Officer of the
Corporation, and Karen Betro, Vice President-Operations of the
Corporation, have a long-term relationship. Derrick Favish, a non-officer employee and stockholder of the Corporation, is the brother of Michael Favish, the President and Chief Executive Officer of the
Corporation. Greg Favish and Terry Favish, non-officer employees of the Corporation, are the sons of Michael Favish.

     Any future transaction with directors, executive officers or their affiliates, including, without limitation, any granting or forgiveness of loans, will be made only if the transaction has been approved by a majority of the then independent and disinterested members of the Board of Directors and is on terms no less favorable to the Corporation than could have been obtained from unaffiliated parties.


Stock Options

     The following table contains information concerning the grant of stock options under the Plan to the Named Executives during the Corporation's last fiscal year:

                       Option Grants in Last Fiscal Year

                                 Individual Grants
            ------------------------------------------------------------
                                 % of Total Options
                                     Granted to
                                    Employees in
                                     Fiscal Year   Exercise Price   Expiration
    Name         Options Granted(#)  (of 210,050)      ($/Sh)           Date
--------------   ------------------  ------------  --------------   ----------
Michael Favish        10,000             4.8            2.69          12/6/08
David G. Forster      32,000            15.2             (1)            (1)
Carl E. Francis       20,000             9.5             (2)            (2)
Jon D. Schneider      17,500             8.3             (3)            (3)

     Options granted under the Plan become exercisable in three equal installments on each of the first, second and third anniversary of the date of grant. The options were granted at an exercise price equal to not less than the fair market value of the Common Stock on the date of grant.

     The Corporation does not currently grant stock appreciation rights.

(1) Includes 22,000 and 10,000 options with an exercise price of $1.69 and $2.69, with expiration dates of 6/8/08 and 12/6/08, respectively.

(2) Includes 15,000 and 5,000 options with an exercise price of $1.69 and $2.69, with expiration dates of 6/8/08 and 12/6/08, respectively.

(3) Includes 12,500 and 5,000 options with an exercise price of $1.69 and $2.69, with expiration dates of 6/8/08 and 12/6/08, respectively.

Option Holdings

     No stock options were exercised by any of the Named Executives during the Corporation's last fiscal year. The following table sets forth information with respect to the unexercised options held by the Named Executives as of the end of the Corporation's last fiscal year.

               Securities Underlying Unexercised   Value of Unexercised In-the-
                     Options at FY-End (#)         Money Options at FY-End ($)
               ----------------------------------------------------------------
                 Exercisable    Unexercisable
Name                       (1)                     Exercisable    Unexercisable
-------------------------------------------------------------------------------
Michael Favish     110,000          10,000           $185,900       $  16,900
David G. Forster    28,000          32,000           $ 47,320       $  54,080
Carl E. Francis     15,000          20,000           $ 25,350       $  33,800
Jon D. Schneider    12,500          17,500           $ 21,125       $  29,575





(1) This represents the total number of shares subject to stock options held by the Named Executives as of December 31, 1998. These options were granted on various dates during the years 1994 through 1998.

Employment Contracts and Termination of Employment and Change-in-Control
 Arrangements

     The Corporation is party to an employment agreement (the "Favish Agreement") with Michael Favish, which provides that Mr. Favish will serve as President and Chief Executive Officer for an initial term of five years commencing on August 11, 1994. Mr. Favish's annual base salary is $165,000 per year, with annual cost of living increases and additional increases at the discretion of the compensation committee. For 1999, Mr. Favish's salary was increased to $190,000 by the compensation committee.

     Mr. Favish is also entitled to a bonus at the discretion of the compensation committee and has been granted options, vesting over a three-year period, to purchase 120,000 shares of Common Stock at per share exercise prices of $1.69 - $2.69. The Favish Agreement also provides that Mr. Favish will not engage in a business which competes with the Corporation for the term of the Favish Agreement and for two years thereafter. In the event that Mr. Favish's employment is terminated as a result of a Constructive Termination (as defined in the Favish Agreement), the Favish Agreement provides that the Corporation will pay Mr. Favish the base salary and bonus compensation payable to Mr. Favish through the remainder of the term of the Favish Agreement.
In the event that Mr. Favish's employment is terminated following a Change in Control (as defined in the Favish Agreement) of the Corporation, the Favish Agreement provides that the Corporation will pay Mr. Favish a termination and non-competition payment equal to the greater of (i) the base salary and bonus compensation payable to Mr. Favish through the remainder of the term of the Favish Agreement or (ii)
2.99 times Mr. Favish's base salary and bonus compensation for the calendar year prior to such termination. The Corporation and Mr. Favish are discussing an extension of Mr. Favish's employment agreement.

Director Compensation

     Directors who are not employees of the Corporation receive cash compensation of $6,000 per calendar year and options to purchase 5,000 shares of Common Stock under the Plan on July 1 of each of their first three years of service on the Board of Directors. All directors are reimbursed for reasonable expenses incurred in connection with attendance of meetings.









                 APPROVAL OF AN AMENDMENT TO THE CORPORATION'S
            1998 STOCK OPTION PLAN INCREASING THE NUMBER OF SHARES
     AVAILABLE FOR ISSUANCE UPON EXERCISE OF OPTIONS FROM 500,000 TO 700,000

     The Plan provides for issuance of options to purchase up to an aggregate of 500,000 shares of Common Stock (subject to adjustment in the event of stock splits, stock dividends and similar dilutive events) to regular, full-time employees and non-employee directors of the Corporation or any parent or subsidiary (as defined in the Plan) of the Corporation. On March 9, 1999, the compensation committee, the administrator of the Plan, approved an increase of the number of shares available for issuance upon exercise of options granted under the Plan from 500,000 to 700,000 in order to ensure an adequate pool of stock options to attract qualified employees.

     To date, the Corporation has granted options to purchase 467,550 shares of Common Stock under the Plan. The maximum number of shares for which options may be granted under the Plan in any fiscal year to any one employee is 125,000; provided, however, that the compensation committee may adopt procedures for the counting of shares relating to any grant of options to ensure appropriate counting, avoid double counting, and provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connection with such grant.

Description of the Plan

     The Plan authorizes the issuance of both (i) incentive stock options ("ISOs"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) non-qualified stock options ("NQSOs") which do not conform to the requirements of Section 422 of the Code or which the compensation committee otherwise elects to treat as NQSOs. Pursuant to the Plan, employees of the Corporation may be granted either ISOs or NQSOs and non-employee directors of the Corporation may be granted only NQSOs. The exercise price of each NQSO or ISO shall be fixed by the compensation committee, but generally shall not be less than 100% of the fair market value of the Common Stock at the time of grant, except that the exercise price of each ISO granted to an employee who owns 10% or more of the outstanding stock of the Corporation or a subsidiary or parent of the Corporation ("10% Stockholder") shall not be less than 110% of the fair market value on the date of grant. The term of each NQSO shall be fixed by the administrator of the Plan, but generally shall not exceed ten years from the date of the grant. The term of each ISO shall in no event be more than ten years from the date of the grant or, in the case of an ISO granted to a 10% Stockholder, five years from the date of the grant. No stock options may be granted under the Plan after the earliest to occur of (i) the date on which all options issuable under the Plan have been issued, (ii) the termination of the Plan by the Board of Directors or
(iii) March 9, 2008.

     Subject to Code Section 422, no option and no right under any such option, shall be assignable, alienable, saleable, or transferable by a participant otherwise than by will or by the laws of descent and distribution, and such option, and each right under any such option,


shall be exercisable during the participant's lifetime, only by the participant or if permissible under applicable law (including Code
Section 422, in the case of an ISO) by the participant's guardian or legal representative. No option and no right under any such option may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Corporation. Notwithstanding the foregoing, the compensation committee may, in its discretion, provide that NQSOs be transferable, without the benefit of such immediate family members and to partnerships in which such family members are the only partners.

     Payments by optionholders upon exercise of an option may be made (as determined by the compensation committee) in cash or such other form of payment as may be permitted under the Plan, including, without limitation, shares of Common Stock, outstanding options or other consideration or a broker-assisted cashless exercise program established by the compensation committee. Upon the exercise of an option, the optionholder shall pay to the Corporation the exercise price plus the amount of the required federal and state withholding taxes, if any. The Plan also allows participants to elect to have shares withheld upon exercise for the payment of federal and state withholding taxes.

     Subject to the provisions of the Plan, the compensation committee has the authority to determine the individuals to whom options are to be granted, the number of shares to be covered by each option, the exercise price, the type of option, the option period, the restrictions, if any, on the exercise of the option, the terms for the payment of the option price and other terms and conditions. The compensation committee has the authority, subject to the terms of the Plan, to construe and interpret any of the provisions of the Plan or any option granted thereunder. Such Interpretations are binding on the Corporation and the optionholder.

     In addition to the ISOs and the NQSOs which may be granted to employees under the Plan at the discretion of the administrator of the Plan, each non-employee director automatically receives an option to purchase 5,000 shares of Common Stock on July 1 of each year of service as a non-employee director on the Board of Directors during the term of the Plan. The exercise price of the shares of the Common Stock subject to options granted to each non-employee director shall be equal to the fair market value of the shares of the Common Stock on the date of grant. Options granted under the Plan to non-employee directors, with limited exceptions, may only be exercised within ten years of the date of grant and while the recipient of the option is a director of the Corporation.

     During 1998, 225,050 stock options were granted, 7,500 stock options were exercised, and 25,000 stock options were canceled.

     The Plan, as originally adopted, provided for the issuance of options to purchase up to 500,000 shares of Common Stock (subject to adjustments in the event of stock splits, stock dividends and similar


dilutive events). Since the adoption of the Plan, however, the number of shares available for issuance has become inadequate to insure an appropriate supply of options to be provided as incentives to new employees. Therefore, on March 9, 1999, the Board of Directors approved an increase in the number of shares available for issuance upon exercise of options granted under the Plan from 500,000 to 700,000. The Board of Directors believes that this larger number will be sufficient to provide for the Corporation's needs for the near future. Under the terms of the Plan, such an increase in the number of shares in the Plan must be approved by the holders of a majority of the Corporation's voting stock.

     Except for the increase in the number of shares, the Plan will remain in full force and effect as at present. The amendment to the Plan would provide that the first sentence of Section (4) (a) (i) of the Plan be amended to read in its entirety:

     Options issuable under the Plan are limited such that the maximum aggregate number of Shares which issued to, or by reason of, Options is 700,000.

Board Recommendation

     The Board of Directors recommends that the stockholders vote FOR approval of an amendment to the Plan increasing the number of shares available for issuance upon exercise of options from 500,000 to 700,000.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Upon recommendation of the audit committee, the Board of Directors has appointed Hollander, Lumer & Co. LLP as the Corporation's independent auditors for the fiscal year ending December 31, 1999.

     In the event stockholders do not ratify the appointment of Hollander, Lumer & Co. LLP as the Corporation's independent auditors for the forthcoming fiscal year, such appointment will be reconsidered by the audit committee and the Board of Directors.

     A representative of Hollander, Lumer & Co. LLP will be present at the Annual Meeting to respond to appropriate questions and to make statements as he may desire.

Board Recommendation

     The Board of Directors recommends that the stockholders vote FOR ratification of the appointment of Hollander, Lumer & Co. LLP as the Corporation's independent auditors.

OTHER BUSINESS

     The Board of Directors of the Corporation knows of no other matters that may be presented at the Annual Meeting. However, if any other matters properly come before the meeting, or any adjournment thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.


                             STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the next annual meeting of the Corporation's stockholders must be received by the Corporation for inclusion in the Corporation's 2000 Proxy Statement on or prior to January 18, 2000.

     Such proposals should be sent to the Chief Financial Officer of the Corporation by certified mail, return receipt requested. A proxy will confer discretionary authority to management of the Corporation to vote on any matter at the next annual meeting of the Corporation's stockholders other than matters for which the Corporation received notice by a stockholder prior to February 26, 2000; provided, however, that if the 2000 Annual Meeting of Stockholders is held more than 30 days from May 28, 2000, the Corporation will notify the stockholders of a revised date for submitting notice to the Corporation.

                   ANNUAL REPORTS AND FINANCIAL STATEMENTS

     The Annual Report to Stockholders of the Corporation for the year ended December 31, 1998 is being furnished simultaneously herewith. Such report and the financial statements included therein are not to be considered a part of this Proxy Statement.

     Upon the written request of any stockholder, management will provide, free of charge, a copy of the Corporation's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998, including the financial statements and exhibits thereto. Requests should be directed to Chief Financial Officer, Fotoball USA, Inc., 3738 Ruffin Road, San Diego, California 92123.

                             COST OF SOLICITATION

     The cost of soliciting proxies in the accompanying form has been or will be borne by the Corporation. In addition to solicitation by mail, solicitations may be made personally, by telephone, by telegraph or by mail by officers, directors and employees of the Corporation, without additional remuneration therefor, and arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Corporation may reimburse them for their reasonable out-of-pocket expenses.

     It is important that your shares be represented at the meeting. If you are unable to be present in person, you are respectfully requested to sign the enclosed proxy and return it in the enclosed stamped and addressed envelope as promptly as possible.

                                   By Order of the Board of Directors,

                                   KAREN M. BETRO
                                   Secretary

Dated:  April 15, 1999
        San Diego, California


PROXY
                               FOTOBALL USA, INC.

                 ANNUAL MEETING OF STOCKHOLDERS, MAY 18, 1999

     The undersigned hereby appoints Michael Favish and David G. Forster, and each of them, his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of Common Stock of Fotoball USA, Inc. (the "Corporation") of the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at 2:00 P.M., local time, on May 18, 1999 or at any adjournment(s) thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment(s) thereof.

              PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT
                     IN THE ENCLOSED POSTAGE PAID ENVELOPE.

     This Proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION. The Board of Directors recommends that you vote FOR the following
proposals:                                      ---

1. To elect one director to hold office until the 2002 Annual Meeting of Stockholders and until the election and qualification of his successor:

    ( ) FOR the nominee listed below     ( ) WITHHOLD AUTHORITY to vote for
                                              the nominee listed below

    Nominee: Joel K. Rubenstein
----------------------------------------------------------------------------
                                             (Continues on the reverse side)

2. To approve the increase in the number of shares of Common Stock reserved for issuance under the Corporation's 1998 Stock Option Plan from 500,000 to 700,000.

      ( ) FOR         ( ) AGAINST        ( ) ABSTAIN

3. To ratify the appointment of Hollander, Lumer & Co. LLP as the Corporation's independent auditors for the year ended December 31, 1999.

      ( ) FOR         ( ) AGAINST        ( ) ABSTAIN

4.  To transact such other business as may properly come before the Meeting.


                                    Receipt of the Notice of Annual
                                    Meeting and Proxy Statement is
                                    hereby acknowledged.


                                    Dated______________________________
                                    ___________________________________
                                    ___________________________________
                                       Signature(s) of Stockholder(s)

                                    This Proxy shall be signed exactly
                                    as your name(s) appears hereon, if
                                    as attorney, executor, guardian or
                                    in some representative capacity or
                                    as an officer of a corporation,
                                    please add title as such.